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                                 Exhibit 01.1

                                PROMISSORY NOTE

$3,657,500                                                         April 3, 2001

    For Value Received, the undersigned, Joseph Y. Liu, hereby unconditionally promises to pay to the order of Oplink Communications, Inc., a Delaware corporation ("Oplink", the "Company" or "Holder"), at such place as Holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of $3,657,500 together with simple interest accrued from the date hereof on the unpaid principal at the rate of 8.00% per annum, calculated on the basis of a 365-day year for the actual number of days elapsed.

    1. Principal Repayment. The outstanding principal amount and any accrued and unpaid interest hereunder shall be due and payable in one lump sum upon the earlier of (1) a demand by a majority of the Company's Board of Directors at any time it so elects, or (2) the fifth anniversary of the date hereof; provided, however, that in the event that the undersigned's employment with the Company is terminated the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by Holder pursuant to applicable law (the "Maturity Date").

    2. Prepayment. This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

    3. Escrow; Full Recourse Note. This Note is secured by an escrow (the "Escrow") comprising all of the shares of Oplink common stock covered by the stock options granted to the undersigned in connection with his employment and directorship with the Company (the stock option referred to as the "Stock Options"). As the Stock Options have vested and continue to vest from time to time, the Oplink shares so vested shall be placed into the Escrow. Any such shares already purchased shall be pledged by the undersigned, upon the execution of this Note, in favor of the Holder pursuant to the Stock Pledge Agreement attached hereto and, if the undersigned elects to purchase any more of the vested shares, the shares so purchased shall be likewise pledged from time to time. Should the undersigned wish to sell any of the Oplink stock so purchased before the Maturity Date, the proceeds realized therefrom shall first be applied to prepay this Note until it is settled in full. In the event that the undersigned's employment or directorship with the Company is terminated, should any principal amount or any accrued and unpaid interest under this Note remain due and payable, Holder has the right (but not the obligation) to require the undersigned to sell any or all of the Oplink common stock in the Escrow immediately and to apply the proceeds realized therefrom to repay this Note until it is settled in full. The undersigned shall be solely responsible for any tax consequences to him arising from his optioned shares being so escrowed, pledged and/or sold, as the case may be. Notwithstanding the foregoing, this
Note is full recourse, accordingly, Holder shall be entitled to seek personal judgement against the undersigned in the event of a default for the full amount of

    Promissory Note - Joseph Liu and Oplink Communications

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the principal and accrued interest then outstanding, plus any costs or expenses as provided herein.

    4. Non-Consumer Debt. The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

    5. Waiver. The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

    6. Expenses; Attorneys' Fees. The Holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

    7. Governing Law. This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

                                     /s/ Joseph Y. Liu
                                     _________________________________________
                                     Joseph Y. Liu


                                     Accepted By Oplink Communications, Inc.:


                                     /s/ Ian Jenks
                                     _________________________________________
                                     Ian Jenks
                                     Chairman of the Board of Directors


    Promissory Note - Joseph Liu and Oplink Communications

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                            STOCK PLEDGE AGREEMENT

    This Stock Pledge Agreement ("Pledge Agreement") is made and entered into as of April 3, 2001, by Joseph Y. Liu ("Pledgor") in favor of Oplink
Communications, Inc., a Delaware corporation ("Oplink" or "Pledgee").

                                   Recitals

    Whereas, Pledgor executed that certain Promissory Note (the "Note") in favor of Pledgee in the amount of $3,657,500, secured by an escrow comprising all of the shares of Oplink common stock covered by the stock options granted to the undersigned by Oplink;

    Whereas, pursuant to the escrow arrangement, all of the vested shares that have been purchased by the Pledgor shall be pledged by Pledgor in favor of Pledgee pursuant to this Stock Pledge Agreement and, if the undersigned elects to purchase any more of the vested shares, the shares so purchased shall be likewise pledged; and

    Whereas, Pledgor has purchased 2,216,666 of the vested shares.



                                   Agreement

    Now, Therefore, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Pledgor hereby agrees as follows:

    1. As security for the full, prompt and complete payment and performance when due (whether by stated maturity, by acceleration or otherwise) of all indebtedness of Pledgor to Pledgee created under the Note (all such indebtedness being the "Liabilities"), together with, without limitation, the prompt payment of all expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incidental to the collection of the Liabilities and the enforcement or protection of Pledgee's lien in and to the collateral pledged hereunder, Pledgor hereby pledges to Pledgee, and grants to Pledgee, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

         (a) 2,216,666 shares of Common Stock of Pledgee represented by Certificate numbered C-_________ (the "Pledged Shares"), and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

         (b) all voting trust certificates held by Pledgor evidencing the right to vote any Pledged Shares subject to any voting trust; and

         (c) all additional shares and voting trust certificates from time to time acquired by Pledgor in any manner (which additional shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.


Stock Pledge Agreement

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Pledged Shares), and the certificates representing such additional shares, and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

    The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and Liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter becomes unenforceable.

    2. At any time, without notice, and at the expense of Pledgor, Pledgee in its name or in the name of its nominee or of Pledgor may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said Pledged Collateral; (2) enter into any extension, reorganization, deposit, merger or consolidation agreement, or any agreement in any way relating to or affecting the Pledged Collateral, and in connection therewith may deposit or surrender control of such Pledged Collateral thereunder, accept other property in exchange for such Pledged Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such Pledged Collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (3) insure, process and preserve the Pledged Collateral; (4) cause the Pledged Collateral to be transferred to its name or to the name of its nominee; (5) exercise as to such Pledged Collateral all the rights, powers and remedies of an owner, except that so long as no default exists under the Note or hereunder, Pledgor shall retain all voting rights as to the Pledged Shares.

    3. Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Pledged Collateral, and upon the failure of Pledgor to do so, Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

    4. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of Pledgor shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (1) failure to keep or perform any of the terms or provisions of this Pledge Agreement; (2) failure to pay any installment of principal or interest on the Note when due; (3) the levy of any attachment, execution or other process against the Pledged Collateral; or (4) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11 of the United States Code of, by, or against Pledgor.

    5. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the Pledged

Stock Pledge agreement

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Collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the Pledged Collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the Pledged Collateral exists, then, in recognition of the fact that the sale of the Pledged Collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and Pledgor hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and Pledgor or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by Pledgor within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

    6. The proceeds of the sale of any of the Pledged Collateral and all sums received or collected by Pledgee from or on account of such Pledged Collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the Pledged Collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall then pay any balance to Pledgor.

    7. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the Pledged Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Pledged Collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such Pledged Collateral so transferred; but with respect to any Pledged Collateral not so transferred Pledgee shall retain all rights and powers hereby given.

    8. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Pledgor may have ceased.

    9. Pledgee agrees that so long as no default exists under the Note or hereunder, the Pledged Shares shall, upon the request of Pledgor, be released from pledge as the indebtedness is paid. Such releases shall be at the proportional rate of principal amount of indebtedness paid.

Stock Pledge Agreement

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Release from pledge, however, shall not result in release from the provisions of those certain Joint Escrow Instructions, if any, of even date herewith among the parties to this Pledge Agreement and the Escrow Agent named therein.

    10. Pledgee may at any time deliver the Pledged Collateral or any part thereof to Pledgor and the receipt of Pledgor shall be a complete and full acquittance for the Pledged Collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

    11. The rights, powers and remedies given to Pledgee by this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

    12. If any provision of this Pledge Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Pledge Agreement shall be deemed valid and enforceable to the full extent possible.

    13. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

                                        Pledgor:

                                        /s/ Joseph Y. Liu
                                        ________________________________________
                                        Joseph Y. Liu


                                        Accepted and Agreed To By :

                                        Oplink Communications, Inc.

                                        /s/ Ian Jenks
                                        ________________________________________
                                        Director's Signature

                                        Ian Jenks, Chairman
                                        ________________________________________
                                        Name of Director and Title

Stock Pledge Agreement

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